Exhibit 31.2
CERTIFICATION BY THE CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002
I, Michelle D. Esterman, hereby certify that:

1.    I have reviewed this annual report on Form 10-K for the period ending December 31, 2024 of Altisource Portfolio Solutions S.A.; and

2.    Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date:	April 1, 2025	By:	/s/ Michelle D. Esterman
Michelle D. Esterman
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)